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                                                                   EXHIBIT 10.18

                         TRADEMARK SUBLICENSE AGREEMENT

     This Agreement is made and entered into as of May 12, 1998, by and between HALLMARK ENTERTAINMENT NETWORK, INC. ("HEN") and H&H PROGRAMMING-ASIA, LLC (the "Network").

     WHEREAS, Hallmark Licensing, Inc. ("Hallmark Licensing") is the owner of the trademark "Hallmark Entertainment" in the United States; and

     WHEREAS, Hallmark Cards, Incorporated ("Hallmark") has filed and is contemplating filing trademark applications for "Hallmark Entertainment" in various other countries; and

     WHEREAS, HEN is a licensee of Hallmark and Hallmark Licensing to use the trademark "Hallmark Entertainment" (the "Licensed Mark") in connection with the production, promotion, marketing, advertising, distribution and sale of its programming; and

     WHEREAS, HEN desires to permit the Partnership to use the Licensed Mark as herein provided and Hallmark and Hallmark Licensing hereby consent to such use.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant. To the extent of its present or future interest therein, HEN hereby grants to the Partnership a non-exclusive license to use the Licensed Mark in connection with the production, promotion, marketing, advertising, distribution and sale of the Partnership's Service (as defined herein) in Asia. The "Service" shall mean high-quality, family oriented television programming channel distributed as the "Kermit Channel." Hen represents that it is not a party to any agreement granting to any third party rights that conflict with the rights granted hereunder.

     2. Limitations. In no event shall the Network be permitted to use the name "Hallmark" alone or to abbreviate, shorten or otherwise alter the Licensed Mark. Furthermore, the Network acknowledges and agrees that it may not assign or sublicense the rights granted hereunder or permit any third party to utilize the Licensed Mark other than third party use incidental to licensees' use described in paragraph 1 hereof.

     3. Standards and Approval. The Network acknowledges its familiarity with the standards of quality and guidelines maintained by HEN and its licensors for the use of the Licensed Mark and the name "Hallmark," and Network agrees to faithfully maintain these same standards, including but not limited to complying with the broadcast standards set forth on Exhibit A. Furthermore, Network agrees to comply with any guidelines or rules for use of the Licensed Mark as HEN or its licensors may, from time to time, promulgate in order to protect the quality image and reputation which the Licensed Mark and name "Hallmark" presently enjoy and such guidelines or rules shall be incorporated herein as a part of this Agreement. Network shall, at the request of HEN or Hallmark, submit pictures, film credits, advertising and promotional materials,

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and other materials making use of the Licensed Marks to HEN or Hallmark, as applicable for review to ensure the Licensed Marks are, in such party's judgement, being used properly.

     4. Trademark Protection. Network agrees to cooperate with HEN and its licensors in obtaining and preserving for Hallmark and Hallmark Licensing trademark protection for the Licensed Mark and the name "Hallmark," to execute all documents which in HEN's or its licensors' judgment are necessary therefor. Network does hereby absolutely grant, convey, and assign to Hallmark and Hallmark Licensing any and all legal and equitable right, title and interest, both tangible and intangible, which it has or may hereafter acquire in the Licensed Mark, including, but not limited to, any goodwill hereinafter generated or created by it or anyone acting or claiming under it.

     5. Representations. HEN represents and warrants that, to the best of its knowledge, Hallmark Cards, Incorporated owns all rights sublicensed to Network hereunder in the Licensed Mark and that HEN has the right, ability and authority to enter into this Agreement and to carry out the terms hereof.

     6. Term. The term of this Agreement shall commence effective as of the date first written above and may be terminated by any party at any time upon thirty
(30) days written notice to the other.

     7. Governing Law. The validity, construction, and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Missouri.


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     IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.


HALLMARK ENTERTAINMENT                  H&H PROGRAMMING-ASIA, LLC
NETWORK, INC.


By    /s/  WILLIAM J. ALIBER            By    /s/  WILLIAM J. ALIBER
  -----------------------------           -------------------------------

Title      VP                           Title      VP
     --------------------------              ----------------------------



Consented and Agreed by:

HALLMARK CARDS, INCORPORATED            HALLMARK LICENSING, INC.

By    /s/  JUDITH WHITTAKER             By   /s/  JUDITH WHITTAKER
  ----------------------------            -------------------------------

Title   Vice President                  Title   Vice President
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